                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.





    /s/  Harold S. Hook
- -------------------------
         Harold S. Hook

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.





    /s/  Paul M. Anderson                        /s/  Paul F. Ferguson, Jr.
- -------------------------------------        ----------------------------------
Paul M. Anderson                             Paul F. Ferguson, Jr.
President and Chief Executive Officer        Senior Vice President and
                                             Chief Financial Officer



    /s/  Sandra P. Meyer
- -------------------------------------
Sandra P. Meyer
Vice President and Controller

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ MILTON CARROLL
- --------------------------
    Milton Carroll

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ ROBERT CIZIK
- --------------------------
    Robert Cizik

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ CHARLES W. DUNCAN, JR.
- --------------------------
  Charles W. Duncan, Jr.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ HARRY E. EKBLOM
- --------------------------
    Harry E. Ekblom

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ WILLIAM T. ESREY
- --------------------------
    William T. Esrey

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ ANN MAYNARD GRAY
- --------------------------
    Ann Maynard Gray

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ DENNIS R. HENDRIX
- --------------------------
  Dennis R. Hendrix
  Chairman of the Board

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ LEO E. LINBECK, JR.
- --------------------------
    Leo E. Linbeck, Jr.

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ GEORGE L. MAZANEC
- --------------------------
    George L. Mazanec

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANENERGY CORP (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., ROBERT W. REED and BRUCE
A. WILLIAMSON, and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents this 15th day of August, 1996.


/s/ RALPH S. O'CONNOR
- --------------------------
    Ralph S. O'Connor